UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 5, 2011 (March 31, 2011)
KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-08038	04-2648081
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney Street, Suite 1800
Houston, Texas	77010
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 651-4300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.
     On March 31, 2011, Key Energy Services, Inc. (the “Company”) entered into a new credit agreement (the “Credit Agreement”) with the several lenders from time to time party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and Swing Line Lender, Bank of America, N.A., as Syndication Agent, and Capital One, N.A. and Wells Fargo Bank, N.A., as Co-Documentation Agents. The Credit Agreement provides for a senior secured credit facility (the “Senior Secured Credit Facility”) consisting of a revolving credit facility, letter of credit sub-facility and swing line facility of up to an aggregate principal amount of $400 million, all of which will mature no later than March 31, 2016. The Senior Secured Credit Facility and the obligations thereunder are secured by substantially all of the assets of the Company and the subsidiary guarantors, and are guaranteed by certain of the Company’s existing and future domestic subsidiaries.
     The interest rate per annum applicable to the Senior Secured Credit Facility is, at the Company’s option, (i) adjusted LIBOR plus the applicable margin or, (ii) the higher of (x) JPMorgan’s prime rate, (y) the Federal Funds rate plus 0.5% and (z) one-month adjusted LIBOR plus 1.0%, plus in each case the applicable margin. The applicable margin for LIBOR loans ranges from 225 to 300 basis points, and the applicable margin for all other loans ranges from 125 to 200 basis points, depending upon the Company’s consolidated total leverage ratio (as defined in the Credit Agreement).
     The Senior Secured Credit Facility contains certain financial covenants, which, among other things, require the maintenance of a consolidated interest coverage ratio (as defined in the Senior Secured Credit Facility) of not less than 3.00 to 1.00, a collateral coverage ratio (as defined in the Senior Secured Credit Facility) of not less than 1.85 to 1.00 through June 30, 2012 and 2.00 to 1.00 thereafter, a senior secured leverage ratio not to exceed 2.00 to 1.00, and a debt to capitalization ratio not to exceed 45%; and the Senior Secured Credit Facility limits the Company’s capital expenditures and investments in foreign subsidiaries to $250,000,000 per fiscal year, up to 50% of which amount may be carried over for expenditure in the following fiscal year, if after giving pro forma effect thereto the consolidated total leverage ratio exceeds 3.00 to 1.00. In addition, the Senior Secured Credit Facility contains certain affirmative and negative covenants, including, without limitation, restrictions on (i) liens; (ii) debt, guarantees and other contingent obligations; (iii) mergers and consolidations; (iv) sales, transfers and other dispositions of property or assets; (v) loans, acquisitions, joint ventures and other investments (with acquisitions permitted so long as, after giving pro forma effect thereto, no default or event of default exists under the Senior Secured Credit Facility, the pro forma consolidated total leverage ratio does not exceed 4.00 to 1.00, the Company is in compliance with its other financial covenants and the Company has at least $25 million of availability under the Senior Secured Credit Facility); (vi) dividends and other distributions to, and redemptions and repurchases from, equityholders; (vii) making investments, loans or advances; (viii) selling properties; (ix) prepaying, redeeming or repurchasing subordinated (contractually or structurally) debt; (x) engaging in transactions with affiliates; (xi) entering into hedging arrangements; (xii) entering into sale and leaseback transactions; (xiii) granting negative pledges other than to the lenders; (xiv) changes in the nature of business; (xv) amending organizational documents; and (xvi) changes in accounting policies or reporting practices; in each of the foregoing cases, with certain exceptions. Furthermore, the Senior Secured Credit Facility provides that share repurchases in excess of $200 million can be made only if the Company’s debt to capitalization ratio is below 45%.
     The Company may prepay the Senior Secured Credit Facility in whole or in part at any time without premium or penalty, subject to certain reimbursements to the lenders for breakage and redeployment costs.
     The description of the Senior Secured Credit Facility contained herein does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 1.02	Termination of a Material Definitive Agreement
     On March 31, 2011, in connection with entering into the Credit Agreement, the Company terminated that certain Credit Agreement, dated as of November 29, 2007, as amended (the “Prior Credit Agreement”), among the Company, each lender from time to time party thereto, Bank of America, N.A., as paying agent, co-administrative agent, swing line lender and L/C issuer, and Wells Fargo Bank, National Association, as co-administrative agent, swing line lender and L/C issuer. The Prior Credit Agreement provided for a senior secured credit facility consisting of a revolving credit facility, letter of credit sub-facility and swing line facility of up to an aggregate principal amount of $300 million, all of which were to mature no later than November 29, 2012. The interest rate per annum applicable to the Prior Credit Agreement was, at the Company’s option, (i) LIBOR plus the applicable margin or (ii) the base rate (defined as the higher of (x) Bank of America’s prime rate and (y) the Federal Funds rate plus 0.5%), plus the applicable margin. The applicable margin for LIBOR loans ranged from 350 to 450 basis points, and the applicable margin for base rate loans ranged from 250 to 350 basis points, depending upon the Company’s consolidated leverage ratio. The Prior Credit Agreement was terminated without any prepayment penalties.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     The information provided under Item 1.01 with respect to the Credit Agreement and the Senior Secured Credit Facility is incorporated herein by reference.

ITEM 9.01.	Financial Statements and Exhibits.
     (c) Exhibits

Exhibit
Number	Description
10.1
Credit Agreement, dated as of March 31, 2011, among Key Energy Services, Inc., each of the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Capital One, N.A. and Wells Fargo Bank, N.A., as co-documentation agents.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEY ENERGY SERVICES, INC.
By:	/s/ Kimberly R. Frye
	Name:	Kimberly R. Frye
	Title:	Senior Vice President and General Counsel

Date: April 5, 2011

Exhibit Index

Exhibit
Number	Description
10.1
Credit Agreement, dated as of March 31, 2011, among Key Energy Services, Inc., each of the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, Bank of America, N.A., as syndication agent, and Capital One, N.A. and Wells Fargo Bank, N.A., as co-documentation agents.